Exhibit 99.2

NEWS RELEASE	C2012-2
DST Systems, Inc. 333 West 11th Street Kansas City, MO 64105-1594 NYSE Symbol: DST	Contacts DST: Kenneth V. Hager (816) 435-8603 Vice President and Chief Financial Officer Media: Matthew Sherman / Nicholas Lamplough Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449

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DST SYSTEMS NOMINATES LOWELL L. BRYAN AND SAMUEL G. LISS FOR ELECTION TO BOARD OF DIRECTORS

George Argyros, DST’s Largest Shareholder, to Support Nominees

KANSAS CITY, MO (February 7, 2012) – DST Systems, Inc. (NYSE: DST) today announced that, in connection with its previously disclosed search for new, independent director candidates, the DST Board of Directors has nominated Lowell L. Bryan, founder of consulting firm LL Bryan Advisory, LLC and senior advisor to McKinsey & Company, Inc., and Samuel G. Liss, a Principal at WhiteGate Partners LLC, for election to the Board’s 2015 class of directors at the Company’s 2012 Annual Meeting of Shareholders. Travis E. Reed, a current DST Director, will serve as the Company’s third nominee for election to the 2015 class of directors.

Messrs. Bryan and Liss were selected following a comprehensive search process that the Governance/Nominating Committee of the Board has been conducting since December 2011, with the assistance of Spencer Stuart, a leading, global executive search firm.

“Our Board of Directors is pleased to nominate Lowell and Sam, and we believe they have the right skills, acumen and independence to add value to the Board's oversight, strategic input and deliberative process,” said Robert T. Jackson, Lead Independent Director for the DST Board. “We are confident that Lowell’s and Sam’s strong backgrounds in finance, management and consulting, combined with their independent perspectives, will be valuable to the Board as we continue to execute on our strategic priorities for the benefit of all DST shareholders.”

Thomas A. McCullough and William C. Nelson will not stand for reelection to the Board at the 2012 Annual Meeting. “On behalf of the Board and the Company, I thank Tom and Bill for their years of service and tireless efforts. Tom and Bill have long been valued members of the Board, and we wish them only the best in the future,” added Mr. Jackson.

George Argyros, DST’s largest shareholder, and his affiliates have expressed their support for the Governance/Nominating Committee’s selection of Messrs. Bryan and Liss by agreeing to vote all of their shares, representing approximately 22% of the Company’s outstanding common shares, in favor of Messrs. Bryan, Liss and Reed at the 2012 Annual Meeting. Mr. Argyros stated, “I applaud the Corporate Governance/Nominating Committee for its time, effort and results in finding two new highly qualified and independent directors. I look forward to continuing to work constructively with the Company and the Board to drive performance and increase long term shareholder value.”

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About Lowell L. Bryan

Mr. Bryan, 66, has more than 35 years of consulting experience. He is the founder of consulting firm LL Bryan Advisory, LLC, which provides advice and counsel to the top management and boards of directors on a range of corporate strategy and organizational issues. Prior to that, Mr. Bryan spent his career at global management consulting firm McKinsey & Company, Inc., most recently serving as a Senior Partner and a Director. During his career at McKinsey, Mr. Bryan was also the co-leader of the Center for Managing Uncertainty and was a co-founder of the Financial Institutions practice in 1975. He retired from McKinsey in 2012 and continues to serve in an advisory role.

Mr. Bryan currently serves on the Nonprofit Boards of Davidson College and the Touch Foundation. He has authored or co-authored six books, including three focused on the global capital markets, banking, financial and credit crisis, and the related regulatory and risk management issues. He received his M.B.A from Harvard Business School and a Bachelor’s Degree in English and History from Davidson College.

About Samuel G. Liss

Mr. Liss, 55, has over 30 years of experience working for and advising financial services firms.  He is currently a Principal at WhiteGate Partners LLC, an advisory firm focusing on the financial services sector. From 2004 to 2010, Mr. Liss served as Executive Vice President, Strategic Development at Travelers Companies, Inc., and for a period concurrently served as business head of one of Travelers three operating divisions- Financial, Professional and International Insurance. Prior to that Sam held Managing Director roles in both investment banking and equity research at Credit Suisse First Boston.  He began his career as an Equity Analyst at Salomon Brothers.

Mr. Liss currently serves on the Board of Verisk Analytics, Inc. and previously served on the Board of Nuveen Investments, Inc.  He received a M.B.A from New York University, pursued graduate studies at the London School of Economics & Political Science and holds a B.A. with a major concentration in Government and History from Wesleyan University.

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Safe Harbor Statement

Certain material presented in the press release includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events, or (ii) statements about our future business plans and strategy and other statements that describe the Company‘s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “may,” “will,” “would,” “should,” “potential,” “strategy,” “anticipates,” “estimates,” “expects,” “project,” “predict,” “intends,” “plans,” “believes,” “targets” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors

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that could cause results to differ materially from those anticipated include, but are not limited to, the risk factors and cautionary statements included in the Company‘s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the Securities and Exchange Commission. All such factors should be considered in evaluating any forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this press release to reflect new information, future events or otherwise.

Additional Information and Where to Find It

DST Systems, Inc. (the “Company”), its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”). The Company plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2012 Annual Meeting (the “2012 Proxy Statement”). STOCKHOLDERS ARE URGED TO READ THE 2012 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants, including their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2012 Proxy Statement and other materials to be filed with the SEC in connection with the 2012 Annual Meeting. Other than Mr. George L. Argyros (who owns approximately 22.0% of the Company’s common stock) and Thomas A. McDonnell (who owns approximately 1.7% of the Company’s common stock), none of the potential participants owns in excess of 1% of the Company’s common stock. Certain information about the potential participants can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on February 28, 2011, and in the Company’s proxy statement for its 2011 Annual Meeting of Stockholders (the “2011 Proxy Statement”), filed with the SEC on March 16, 2011. To the extent holdings of the Company’s securities have changed since the amounts printed in the 2011 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the definitive 2012 Proxy Statement and any other documents filed by the Company with the SEC in connection with the 2012 Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.dstsystems.com) or by writing to Mr. Randall D. Young, DST Systems, Inc, 333 West 11th Street, Kansas City, MO 64105.